UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)
Delaware	77-0557980
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Inphi Corporation (the “Company”) held an Annual Meeting of Stockholders on May 29, 2014. There were 31,295,803 shares of common stock entitled to vote at the Annual Meeting of Stockholders, of which 29,944,420 shares were voted in person or by proxy.

At the Annual Meeting, the Company’s stockholders voted on Proposal 1 and Proposal 3, and the Company adjourned and reconvened the Annual Meeting with respect to Proposal 2. The following is a brief description of each matter and the results of each matter voted upon, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter. Each Proposal is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2014.

Proposal 1: Election of three Class I directors to hold office until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Nicholas E. Brathwaite	25,137,240	899,679	3,907,501
David Liddle	23,524,206	2,512,713	3,907,501
Bruce McWilliams	25,214,073	822,846	3,907,501

Proposal 3: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014:

FOR	AGAINST	ABSTAIN
29,408,788	516,147	19,484

Proposal to Adjourn: To approve adjournment of the Annual Meeting with respect to Proposal 2 to be reconvened on June 2, 2014 at 10:00 a.m. at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 2550 Hanover Street, Palo Alto, California 94304.

FOR	AGAINST	ABSTAIN
29,944,420	0	0

Proposal 2: To vote, on an advisory basis, on the compensation of the named executive officers of the Company:

The Company adjourned the Annual Meeting to allow for additional time for stockholders to vote on Proposal 2. The Annual Meeting was reconvened on June 2, 2014 at 10:00 a.m., Pacific time. The following are the results of the votes for Proposal 2, including the number of votes cast for or against each matter and the number of abstentions:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,430,618	12,708.961	422,478	3,446,146

Item 8.01. Other Events.

On May 30, 2014, the Company issued a news release announcing the results of the Annual Meeting and adjournment regarding Proposal 2. The press release, a copy of which is filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2014	INPHI CORPORATION

	By:	/s/ John Edmunds
John Edmunds Chief Financial Officer and Chief Accounting Officer